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                                                                    EXHIBIT 10.1

                            W-H ENERGY SERVICES, INC.

                             2006 STOCK AWARDS PLAN

SECTION 1. Purpose; Definitions

     The purpose of this Plan is to provide the Company with a competitive advantage in attracting, retaining and motivating directors, officers, employees, and consultants by allowing the Company and its Subsidiaries and Affiliates to provide to such persons incentives that are directly related to increases in Company shareholder value.

     Certain terms used herein have definitions given to them in the first place in which they are used. In addition, for purposes of this Plan, the following terms are defined as set forth below:

          (a) "Affiliate" means a corporation or other entity controlled by, controlling or under common control with the Company.

          (b) "Award" means an award hereunder to a Participant of a Stock Option, a Stock Appreciation Right, Restricted Stock, a Restricted Stock Unit, a Performance Unit, or other stock-based award granted pursuant to the terms of this Plan.

          (c) "Award Agreement" means any written agreement, contract or other instrument or document evidencing the grant of an Award.

          (d) "Award Cycle" means a period of consecutive fiscal years or portions thereof designated by the Committee over which Performance Units are to be earned.

          (e) "Board" means the Board of Directors of the Company.

          (f) "Cause" means, unless otherwise provided by the Committee in an Award Agreement, (i) "Cause" as defined in any Individual Agreement to which the Participant and the Company or a Subsidiary or Affiliate thereof is a party, or (ii) if there is no such Individual Agreement or if such agreement does not define Cause: (A) conviction of the Participant for committing a felony under federal law or the law of the state in which such action occurred, (B) dishonesty in the course of fulfilling the Participant's employment duties, (C) willful and deliberate failure on the part of the Participant to perform his or her employment duties in any material respect, or (D) prior to a Change in Control, such other events as shall be determined by the Committee. The Committee shall, unless otherwise provided in an Individual Agreement with the Participant, have the sole discretion to determine whether "Cause" exists, and its determination shall be final; provided, however, that Section 12 shall have no application following a Change in Control with respect to Awards that are outstanding immediately prior to a Change in Control.

          (g) "Change in Control" and "Change in Control Price" have the meanings set forth in Sections 11(b) and (c), respectively.

          (h) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

          (i) "Commission" means the Securities and Exchange Commission or any successor agency.

          (j) "Committee" shall have the meaning set forth in Section 2(a).

          (k) "Common Stock" means common stock, par value $0.0001 per share, of the Company.

          (l) "Company" means W-H Energy Services, Inc., a Texas corporation.

          (m) "Covered Employee" means a Participant designated prior to the grant of Restricted Stock, Restricted Stock Units or Performance Units by the Committee who is or may be a "covered employee" within the meaning of
     Section 162(m)(3) of the Code in the year in which Restricted Stock, Restricted Stock Units or Performance Units are expected to be taxable to such Participant.

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          (n) "Disability" means, unless otherwise provided by the Committee in an Award Agreement, (i) "Disability," or any derivative word thereof, as defined in any Individual Agreement to which the Participant and the Company or a Subsidiary or Affiliate thereof is a party or (ii) if there is no such Individual Agreement or if such agreement does not define Disability, a disability to the extent a Participant is permanently disabled by bodily injury or disease from performing the normal duties of his or her position, as determined by the Committee in its sole discretion. Notwithstanding anything to the contrary, only to the extent that an Award is subject to Section 409A of the Code, the definition of "Disability" shall have the meaning set forth in Section 409A(a)(2)(C) of the Code.

          (o) "Good Reason" means "Good Reason" as defined or set forth in any Individual Agreement to which the Participant and the Company or a Subsidiary or Affiliate thereof is a party.

          (p) "Effective Date" shall have the meaning set forth in Section 16.

          (q) "Eligible Individuals" mean directors, officers, employees and consultants of the Company or any of its Subsidiaries or Affiliates, and prospective directors, officers, employees and consultants who have accepted offers of positions, employment or consultancy from the Company or its Subsidiaries or Affiliates, who are or will be responsible for or contribute to the management, growth or profitability of the business of the Company, and/or its Subsidiaries or Affiliates.

          (r) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

          (s) "Fair Market Value" means, except as otherwise provided by the Committee, as of any given date, the closing price on such date of a share of Common Stock on the NYSE or such other national securities market or exchange as may at the time be the principal market for the Common Stock, or if the shares were not traded on such national securities market or exchange on such date, then on the next preceding date on which such shares of Common Stock were traded, all as reported by such source as the Committee may select.

          (t) "Family Member" has the meaning given to such term in General Instruction A.1(a)(5) to Form S-8 promulgated under the Securities Act of 1933, as amended or any successor form thereto, unless otherwise defined by the Committee.

          (u) "Incentive Stock Option" means any Stock Option designated as, and qualified as, an "incentive stock option" within the meaning of Section 422 of the Code.

          (v) "Individual Agreement" means an employment, consulting or similar written agreement between a Participant and the Company or one of its Subsidiaries or Affiliates.

          (w) "NYSE" means the New York Stock Exchange.

          (x) "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

          (y) "Option Price" shall have the meaning set forth in Section
     5(d)(i).

          (z) "Outside Director" means a director who meets the applicable independence requirements of the NYSE and who qualifies as an "outside director" within the meaning of Section 162(m) of the Code and as a "non-employee director" within the meaning of Rule 16b-3 promulgated under the Exchange Act.

          (aa) "Participant" means an Eligible Individual to whom an Award has been made.

          (bb) "Performance Goals" means the performance goals established by the Committee in connection with the grant of Restricted Stock, Restricted Stock Units or Performance Units. In the case of Qualified Performance-Based Awards, (i) such goals shall be based on the attainment of specified levels of one or more of the following measures with respect to the Company or a Subsidiary, Affiliate, business unit, division or department thereof for or within which the Participant performs services: stock price, market share, sales, asset quality, non-performing assets, earnings per share, return on equity, costs, operating income, marketing-spending efficiency, return on operating assets, return on assets, revenue, EBITDA, EBITDA margin, operating income margin, capital expenditures and/or levels of cost savings and (ii) such Performance Goals shall be set by the Committee within the time period prescribed by Section 162(m) of the Code and related regulations. Such Performance Goals also may be based upon specified levels of Company (including a business unit of the Company) or individual performance under one or more of the measures described above relative to the performance of persons or entities other than those described above.


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          (cc) "Performance Units" means an Award granted under Section 9.

          (dd) "Plan" means the W-H Energy Services, Inc. 2006 Stock Awards Plan, as set forth herein and as hereinafter amended from time to time.

          (ee) "Qualified Performance-Based Award" means an Award of Restricted Stock, Restricted Stock Units or Performance Units designated as such by the Committee at the time of grant, based upon a determination that (i) the recipient is or may be a "covered employee" within the meaning of Section 162(m)(3) of the Code in the year in which the Company would expect to be able to claim a tax deduction with respect to such Restricted Stock, Restricted Stock Units or Performance Units and (ii) the Committee wishes such Award to qualify for the Section 162(m) Exemption.

          (ff) "Restricted Stock" means an Award granted under Section 7.

          (gg) "Restricted Stock Unit" means an Award granted under Section 8.

          (hh) "RSU Value" has the meaning set forth in Section 8(c), (ii).

          (ii) "Rule 16b-3" means Rule 16b-3, as promulgated by the Commission under Section 16(b) of the Exchange Act, as amended from time to time.

          (jj) "Section 162(m) Exemption" means the exemption from the limitation on deductibility imposed by Section 162(m) of the Code that is set forth in Section 162(m)(4)(C) of the Code.

          (kk) "Stock Appreciation Right" means an Award granted under Section
     6.

          (ll) "Stock Option" means an Award granted under Section 5.

          (mm) "Subsidiary" means any corporation, partnership, limited liability company, joint venture or other entity during any period in which at least a 50% voting or profits interest is owned, directly or indirectly, by the Company or any successor to the Company.

          (nn) "Termination of Employment" means in the case of a director, such director's resignation or removal from office, and, in the case of an officer, employee or consultant, the termination of such person's employment with, or performance of services for, the Company and any of its Subsidiaries or Affiliates. A Participant employed by, or performing services for, a Subsidiary or an Affiliate shall also be deemed to incur a Termination of Employment if the Subsidiary or Affiliate ceases to be such a Subsidiary or an Affiliate, as the case may be, and the Participant does not immediately thereafter become an employee of, or service-provider for, the Company or another Subsidiary or Affiliate. Temporary absences from employment because of illness, vacation or leave of absence and transfers among the Company and its Subsidiaries and Affiliates shall not be considered Terminations of Employment.

SECTION 2. Administration

     (a) This Plan shall be administered by the Compensation Committee of the Board or such other committee of the Board as the Board may from time to time designate (the "Committee"), which shall be composed of not less than two Outside Directors, and shall be appointed by and serve at the pleasure of the Board.

     (b) The Committee shall have plenary authority to grant Awards pursuant to the terms of this Plan to Participants.

     (c) Among other things, the Committee shall have the authority, subject to the terms of this Plan:

          (i) To select the Participants to whom Awards may from time to time be granted;

          (ii) To determine whether and to what extent any type of Award is to be granted hereunder;

          (iii) To determine the number of shares of Common Stock to be covered by each Award granted hereunder;


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          (iv) To determine the terms and conditions of any Award granted hereunder (including, but not limited to, the Option Price (subject to Section 5(d)(i)), any vesting condition, restriction or limitation (which may be related to the performance of the Participant, the Company or any Subsidiary or Affiliate) and any vesting acceleration or forfeiture waiver regarding any Award and the shares of Common Stock relating thereto, based on such factors as the Committee shall determine;

          (v) Subject to Section 13, to modify, amend or adjust the terms and conditions of any Award, at any time or from time to time, including but not limited to Performance Goals; provided, however, that the Committee may not adjust upward the amount payable to a Covered Employee with respect to a Qualified Performance-Based Award or waive or alter the Performance Goals associated therewith in a manner that would violate Section 162(m) of the Code; and

          (vi) To determine under what circumstances an Award may be settled in cash or Common Stock to the extent provided in this Plan.

     (d) The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing this Plan as it shall from time to time deem advisable, to interpret the terms and provisions of this Plan and any Award issued under this Plan (and any agreement relating thereto) and to otherwise supervise the administration of this Plan.

     (e) The Committee may act only by a majority of its members then in office. Except to the extent prohibited by applicable law or the applicable rules of a stock exchange, the Committee may (i) allocate all or any portion of its responsibilities and powers to any one or more of its members and (ii) delegate all or any part of its responsibilities and powers to any person or persons selected by it, provided that no such delegation may be made that would cause Awards or other transactions under this Plan to become subject to (or lose an exemption under) the short-swing profit recovery provisions of Section 16(b) of the Exchange Act or cause an Award designated as a Qualified Performance-Based Award not to qualify for, or to cease to qualify for, the Section 162(m) Exemption. Any such allocation or delegation may be revoked by the Committee at any time.

     (f) Any determination made by the Committee with respect to any Award shall be made in the sole discretion of the Committee at the time of the grant of the Award or, unless in contravention of any express term of this Plan, at any time thereafter. All decisions made by the Committee or any appropriately delegated officer pursuant to the provisions of this Plan shall be final and binding on all persons, including the Company, its Affiliates, Subsidiaries, shareholders and Participants.

     (g) Any authority granted to the Committee may also be exercised by the full Board, except to the extent that the grant or exercise of such authority would cause any Award or transaction to become subject to (or lose an exemption under) the short-swing profit recovery provisions of Section 16(b) of the Exchange Act or cause an Award designated as a Qualified Performance-Based Award not to qualify for, or to cease to qualify for, the Section 162(m) Exemption. To the extent that any permitted action taken by the Board conflicts with action taken by the Committee, the Board action shall control.

SECTION 3. Common Stock Subject to Plan

     (a) Subject to the adjustments provided pursuant to Sections 3(d) and (e), an aggregate of 1,100,000 shares of Common Stock are reserved for issuance under this Plan. The number of shares of Common Stock reserved for issuance under this Plan shall be reduced only by the number of shares of Common Stock delivered in payment or settlement of Awards. Any shares of Common Stock issued in connection with Restricted Stock, Restricted Stock Units, Performance Units or Other Stock Based Awards shall count against the limit described in this Section 3(a) as 1.7 shares of Common Stock for every one share of Common Stock issued. Shares of Common Stock issued in connection with any other type of Award shall be counted against this limit as one share of Common Stock for every one share of Common Stock actually issued; provided that each Stock Appreciation Right that is exercised and settled in shares of Common Stock shall be counted against this limit as one share of Common Stock for each Stock Appreciation Right that is exercised (regardless of the number of shares of Common Stock actually issued to settle each Stock Appreciation Right).

     (b) Notwithstanding anything in Section 3(a) to the contrary but subject to adjustment under Sections 3(d) and 3(e), (1) no Participant shall be granted Stock Options or Stock Appreciation Rights in respect of more than 1,100,000 shares of Common Stock in any calendar year, (2) no Participant shall be granted Restricted Stock, Restricted Stock Units, Performance Units or Other Stock Based Awards in respect of more than 650,000 shares of Common Stock in any calendar year and (3) the Company may issue only 1,100,000 shares of Common Stock upon the exercise of Incentive Stock Options.


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     (c) If (i) any Award expires or is cancelled or terminated without the issuance of shares, (ii) any Award is settled in cash or other property rather than shares or (iii) shares of Common Stock issued in connection with any Award are forfeited, then any such shares of Common Stock subject to such Awards shall again be available for distribution in connection with Awards under this Plan; provided, however, that if a Qualified Performance-Based Award of a Stock Option or Stock Appreciation Right is cancelled (as determined by Treasury Regulation
Section 1.162-27(e)(2)(vi)(B)), the shares of Common Stock subject to such Stock Option or Stock Appreciation Right shall be counted against the individual per year maximum during the calendar year of such cancellation to determine the number of shares of Common Stock subject to Stock Options or Stock Appreciation Rights which may be granted pursuant to Sections 3(a) and 3(b).

     (d) The existence of this Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's or any Subsidiary's or Affiliate's capital structure or its business, any merger or consolidation of the Company or any Subsidiary or Affiliate, any issue of debt or equity securities ahead of or affecting the Company's Common Stock or the rights thereof, the dissolution or liquidation of the Company or any Subsidiary or Affiliate or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.

     (e) In the event of any change in corporate capitalization (including, but not limited to, a change in the number of shares of Common Stock outstanding), such as a stock split, or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company (including any extraordinary cash or stock dividend), any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code) or any partial or complete liquidation of the Company, the Committee or Board may make such substitution or adjustments (i) in the aggregate number and kind of shares reserved for issuance under this Plan and the maximum limitation upon Stock Options and Stock Appreciation Rights and other Awards to be granted to any Participant, (ii) in the number, kind and Option Price and Strike Price of shares subject to outstanding Stock Options and Stock Appreciation Rights, (iii) in the number and kind of shares subject to other outstanding Awards granted under this Plan and/or (iv) such other equitable substitutions or adjustments as it may determine to be appropriate in its sole discretion (including, without limitation, an amount in cash therefor); provided, however, that the number of shares subject to any Award shall always be a whole number. Such adjusted Option Price and/or Strike Price shall also be used to determine the amount payable by the Company upon the exercise of any Stock Appreciation Right associated with any Stock Option.

SECTION 4. Eligibility

     Awards may be granted under this Plan to Eligible Individuals.

SECTION 5. Stock Options

     (a) Grant. Stock Options may be granted to any Eligible Individual either alone or in addition to other Awards granted under this Plan. Any Stock Option granted under this Plan shall be in such form as the Committee may from time to time approve.

     (b) Types of Stock Options. The Committee shall have the authority to grant Incentive Stock Options, Non-Qualified Stock Options or both types of Stock Options (in each case with or without Stock Appreciation Rights); provided, however, that grants hereunder are subject to the limits on grants set forth in
Section 3. Incentive Stock Options may be granted only to employees of the Company and its "subsidiary corporations" or "parent corporation" (within the meaning of Section 424(e) or (f) of the Code). To the extent that any Stock Option is not designated as an Incentive Stock Option or, even if so designated, does not qualify as an Incentive Stock Option on or subsequent to its grant date, it shall constitute a Non-Qualified Stock Option.

     (c) Award Agreements. Stock Options shall be evidenced by Award Agreements, the terms and provisions of which may differ, as determined in the discretion of the Committee. An Award Agreement shall indicate on its face whether it is intended to be an agreement for an Incentive Stock Option or a Non-Qualified Stock Option. The grant of a Stock Option shall occur on the date the Committee by resolution selects a Participant to receive a grant of a Stock Option, determines the number of shares of Common Stock to be subject to such Stock Option to be granted to such Participant and specifies the terms and provisions of the Stock Option. The Company shall notify a Participant of any grant of a Stock Option, and a written Award Agreement shall be duly executed and delivered by the Company and such Participant. Such agreement or agreements shall become effective upon execution by the Company and such Participant.

     (d) Terms and Conditions. Stock Options granted under this Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions as the Committee shall deem desirable:


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          (i) Option Price. The Committee shall determine the option price per share of Common Stock purchasable under a Stock Option (the "Option Price"). The Option Price shall not be less than the Fair Market Value of the Common Stock subject to such Stock Option on the date of grant. Except for adjustments pursuant to Sections 3(d) and 3(e), in no event may any Stock Option granted under this Plan be amended to decrease the Option Price thereof, cancelled in conjunction with the grant of any new Stock Option with a lower Option Price, or otherwise be subject to any action that would be treated, for accounting purposes, as a "repricing" of such Stock Option, unless such amendment, cancellation or action is approved by the Company's shareholders in accordance with applicable law and stock exchange rules.

          (ii) Term. The term of each Stock Option shall be fixed by the Committee and set forth in the Award Agreement, but no Stock Option shall be exercisable more than 7 years after the date the Stock Option is granted.

          (iii) Exercisability. Except as otherwise provided herein or in an applicable Individual Agreement, Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. The Committee may at any time accelerate the exercisability of any Stock Option. If the Committee provides that any Stock Option is exercisable only in installments, the Committee may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the Committee may determine.

          (iv) Method of Exercise. Subject to the provisions of this Section 5 and the provisions of the Award Agreement, Stock Options may be exercised, in whole or in part, at any time during the option term by giving written notice of exercise to the Company specifying the number of shares of Common Stock subject to the Stock Option to be purchased. Such notice shall be accompanied by payment in full of the Option Price by certified or bank check or such other instrument as the Company may accept. If approved by the Committee, payment, in full or in part, may also be made in the form of unrestricted Common Stock (by delivery of such shares or by attestation) already owned by the Participant of the same class as the Common Stock subject to the Stock Option (based on the Fair Market Value of the Common Stock on the date the Stock Option is exercised); provided, however, that, in the case of an Incentive Stock Option, the right to make a payment in the form of already owned shares of Common Stock of the same class as the Common Stock subject to the Stock Option may be authorized only at the time the Stock Option is granted and provided, further, that such already owned shares have been held by the Participant for at least six months at the time of exercise or had been purchased on the open market. If approved by the Committee, to the extent permitted by applicable law, payment in full or in part may also be made by a cashless exercise by delivering a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds necessary to pay the Option Price, and, if requested, the amount of any federal, state, local or foreign withholding taxes. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms. No shares of Common Stock shall be delivered until full payment therefor has been made. A Participant shall have all of the rights of a shareholder of the Company holding the class or series of Common Stock that is subject to such Stock Option (including, if applicable, the right to vote the shares and the right to receive dividends), when the Participant has given written notice of exercise, has paid in full for such shares and, if requested by the Company, has given the representation described in Section 15(a).

     (e) Nontransferability. No Stock Option shall be transferable by a Participant other than (i) by will or by the laws of descent and distribution or any other testamentary distribution or (ii) in the case of a Non-Qualified Stock Option, unless otherwise determined by the Committee, to such Participant's Family Members, whether directly or indirectly or by means of a trust or partnership or otherwise; provided, however, that notwithstanding anything in this Plan to the contrary, no transfer of a Stock Option may be in exchange for cash or property consideration. All Stock Options shall be exercisable, subject to the terms of this Plan, only by the Participant, the guardian or legal representative of the Participant, or any person to whom such option is transferred pursuant to this paragraph, it being understood that the term "holder" and "Participant" include such guardian, legal representative and other transferee; provided, however, that Termination of Employment shall continue to refer to the Termination of Employment of the original Participant.

     (f) Termination by Death. Unless otherwise determined by the Committee at the time of grant, if a Participant incurs a Termination of Employment by reason of death, any Stock Option held by such Participant may thereafter be exercised, to the extent it was exercisable at the time of such death, or on such accelerated basis as the Committee may determine, for a period of one year from the date of the Participant's death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. In the event of Termination of Employment by reason of death, if an Incentive Stock Option is exercised after expiration of the exercise periods that apply for purposes of
Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.


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     (g) Termination by Reason of Disability. Unless otherwise determined by the
Committee at the time of grant, if a Participant incurs a Termination of Employment by reason of Disability, any Stock Option held by such Participant may thereafter be exercised by the Participant (or the appointed fiduciary of such Participant), to the extent it was exercisable at the time of termination, or on such accelerated basis as the Committee may determine, for a period of one year from the date of such Termination of Employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter. In the event of Termination of Employment by reason of Disability, if an Incentive
Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

     (h) Other Termination. Unless otherwise determined by the Committee at the time of grant: (A) if a Participant incurs a Termination of Employment for Cause, all Stock Options held by such Participant shall thereupon terminate and
(B) if a Participant incurs a Termination of Employment for any reason other than death, Disability or for Cause, any Stock Option held by such Participant, to extent it was then exercisable at the time of termination, or on such accelerated basis as the Committee may determine, may be exercised for the lesser of three months from the date of such Termination of Employment or the balance of such Stock Option's term; provided, however, that if the Participant dies within such three-month period, any unexercised Stock Option held by such Participant shall, notwithstanding the expiration of such three-month period, continue to be exercisable to the extent to which it was exercisable at the time of death for (i) a period of one year from the date of such death or (ii) the expiration of the stated term of the Stock Option, whichever period is the shorter. In the event of Termination of Employment for any reason other than death, Disability or for Cause, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

     (i) Cashing Out of Stock Option. On receipt of written notice of exercise, the Committee may elect to cash out all or part of the portion of the shares of Common Stock for which a Stock Option is being exercised by paying the Participant an amount, in cash or Common Stock, equal to the excess of the Fair Market Value on the date of exercise of one share of Common Stock over the Option Price times the number of shares of Common Stock for which the Option is being exercised.

SECTION 6. Stock Appreciation Rights

     (a) Grant. Stock Appreciation Rights may be granted to any Eligible Individual either alone ("Freestanding Stock Appreciation Rights") or in conjunction with all or part of any Stock Option granted under this Plan ("Tandem Stock Appreciation Rights").

     (b) Award Agreement. Stock Appreciation Rights shall be evidenced by Award Agreements, the terms and provisions of which may differ, as determined in the discretion of the Committee. An Award Agreement shall indicate on its face whether it is intended to be an agreement for a Tandem Stock Appreciation Right or a Freestanding Stock Appreciation Right. The grant of a Stock Appreciation Right shall occur on the date the Committee by resolution selects a Participant to receive a grant of a Stock Appreciation Right, determines the number of shares of Common Stock to be subject to such Stock Appreciation Right to be granted to such Participant and specifies the terms and provisions of the Stock Appreciation Right. The Company shall notify a Participant of any grant of a Stock Appreciation Right, and a written Award Agreement shall be duly executed and delivered by the Company and the Participant. Such agreement or agreements shall become effective upon execution by the Company and the Participant.

     (c) Terms and Conditions of Tandem Stock Appreciation Rights. Tandem Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined by the Committee, including the following:

          (i) Relationship to Related Stock Option. A Tandem Stock Appreciation Right issued in conjunction with a Non-Qualified Stock Option may be granted either at or after the time of grant of such Stock Option. A Tandem Stock Appreciation Right issued in conjunction with an Incentive Stock Option may be granted only at the time of grant of such Stock Option. Tandem Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate are exercisable in accordance with the provisions of Section 5. A Tandem Stock Appreciation Right shall have a strike price per share equal to the Option Price per share of the Stock Options to which such Tandem Stock Appreciation Right relates. Any Tandem Stock Appreciation Right shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option.

          (ii) Exercisability. A Tandem Stock Appreciation Right may only be exercised in conjunction with the exercise of the Stock Option to which such Tandem Stock Appreciation Right relates. Upon the exercise of a Tandem Stock Appreciation Right, a Participant shall be entitled to receive an amount in cash, shares of Common Stock or a combination of cash and shares, equal to (A) the excess of the Fair Market Value on the date of exercise of one share of Common Stock over the Option Price per share specified in the related Stock Option multiplied by (B) the number of shares of Common Stock in respect of which such Stock

     Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment. Notwithstanding anything herein to the contrary, unvested Tandem Stock Appreciation Rights shall become exercisable by a Participant not later than the time set forth in such Participant's Individual Agreement.

          (iii) Method of Exercise. A Tandem Stock Appreciation Right may be exercised by a Participant by surrendering the applicable portion of the related Stock Option in accordance with procedures established by the Committee. Upon such exercise and surrender, the Participant shall be entitled to receive an amount determined in the manner prescribed by
     Section 6(c)(ii). Stock Options which have been so surrendered shall no longer be exercisable to the extent the related Stock Appreciation Rights have been exercised.

          (iv) Nontransferability. Tandem Stock Appreciation Rights shall be transferable only to the extent that the underlying Stock Option is transferable pursuant to Section 5(e); provided, however, that notwithstanding anything in this Plan to the contrary, no transfer of a Tandem Stock Appreciation Right may be in exchange for cash or property consideration.

     (d) Terms and Conditions of Freestanding Stock Appreciation Rights. Freestanding Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined by the Committee, including the following:

          (i) Strike Price. The Committee shall determine the strike price per share of Common Stock subject to a Freestanding Stock Appreciation Right (the "Strike Price"). The Strike Price shall not be less than the Fair Market Value of one share of Common Stock as of the date of grant. Except for adjustments pursuant to Sections 3(d) and 3(e), in no event may any Stock Appreciation Right granted under this Plan be amended to decrease the Strike Price thereof, cancelled in conjunction with the grant of any new Stock Appreciation Right with a lower Strike Price, or otherwise be subject to any action that would be treated, for accounting purposes, as a "repricing" of such Stock Appreciation Right, unless such amendment, cancellation, or action is approved by the Company's shareholders in accordance with applicable law and stock exchange rules.

          (ii) Term. The term of each Freestanding Stock Appreciation Right shall be fixed by the Committee and set forth in the Award Agreement, but such term shall not exceed 7 years after the date the Freestanding Stock Appreciation Right is granted.

          (iii) Exercisability. Except as otherwise provided herein or in an applicable Individual Agreement, Freestanding Stock Appreciation Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. The Committee may at any time accelerate the exercisability of any Stock Appreciation Right. If the Committee provides that any Stock Appreciation Right is exercisable only in installments, the Committee may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the Committee may determine.

          (iv) Method of Exercise. Subject to the provisions of this Section 6 and the provisions of the Award Agreement, a Freestanding Stock Appreciation Right may be exercised, in whole or in part, at any time during its term by giving written notice of exercise to the Company specifying the number of shares of Common Stock as to which such Freestanding Standing Appreciation Right is being exercised. Upon the exercise of a Freestanding Stock Appreciation Right, a Participant shall be entitled to receive an amount in cash, shares of Common Stock or a combination of cash and shares, equal to (A) the excess of the Fair Market Value on the date of exercise of one share of Common Stock over the applicable Strike Price multiplied by (B) the number of shares of Common Stock in respect of which the Freestanding Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.

          (v) Nontransferability. No Freestanding Stock Appreciation Right shall be transferable by a Participant other than (i) by will or by the laws of descent and distribution or any other testamentary distribution or (ii) unless otherwise determined by the Committee, to such Participant's Family Members, whether directly or indirectly or by means of a trust or partnership or otherwise; provided, however, that notwithstanding anything in this Plan to the contrary, no transfer of a Freestanding Stock Appreciation Right may be in exchange for cash or property consideration. All Freestanding Stock Appreciation Rights shall be exercisable, subject to the terms of this Plan, only by the Participant, the guardian or legal representative of the Participant or any person to whom such Freestanding Stock Appreciation Right is transferred pursuant to this paragraph, it being understood that the terms "holder" and "Participant" include such guardian, legal representative and other transferee; provided, however, that the term "Termination of Employment" shall continue to refer to the Termination of Employment of the original Participant.

          (vi) Termination by Death. Unless otherwise determined by the Committee at the time of grant, if a Participant incurs a Termination of Employment by reason of death, any Freestanding Stock Appreciation Right held by such Participant may thereafter be exercised, to the extent it was exercisable at the time of such death, or on such accelerated basis as the Committee may determine, for a period of one year from the date of the Participant's death or until the expiration of the stated term of such Freestanding Stock Appreciation Right, whichever period is shorter.

          (vii) Termination by Reason of Disability. Unless otherwise determined by the Committee at the time of grant, if a Participant incurs a Termination of Employment by reason of Disability, any Freestanding Stock Appreciation Right held by such Participant may thereafter be exercised by the Participant (or the appointed fiduciary of such Participant), to the extent it was exercisable at the time of termination, or on such accelerated basis as the Committee may determine, for a period of one year from the date of such Termination of Employment or until the expiration of the stated term of such Freestanding Stock Appreciation Right, whichever period is the shorter.

          (viii) Other Termination. Unless otherwise determined by the Committee at the time of grant: (A) if a Participant incurs a Termination of Employment for Cause, all Freestanding Stock Appreciation Rights held by such Participant shall thereupon terminate and (B) if a Participant incurs a Termination of Employment for any reason other than death, Disability or for Cause, any Freestanding Stock Appreciation Right held by such Participant, to extent it was then exercisable at the time of termination, or on such accelerated basis as the Committee may determine, may be exercised for the lesser of three months from the date of such Termination of Employment or the balance of such Freestanding Stock Appreciation Right's term; provided, however, that if the Participant dies within such three-month period, any unexercised Freestanding Stock Appreciation Right held by such Participant shall, notwithstanding the expiration of such three-month period, continue to be exercisable to the extent to which it was exercisable at the time of death for (i) a period of one year from the date of such death or (ii) the expiration of the stated term of the Freestanding Stock Appreciation Right, whichever period is the shorter.

SECTION 7. Restricted Stock

     (a) Grant. Shares of Restricted Stock may be granted to any Eligible Individual either alone or in addition to other Awards granted under this Plan. The Committee shall determine the Participants to whom and the time or times at which grants of Restricted Stock will be awarded, subject to Section 3, the number of shares to be awarded to any Participant, the conditions for vesting, the time or times within which such Awards may be subject to forfeiture and any other terms and conditions of the Award, in addition to those contained in
Section 7(d).

     (b) Award Agreements. Restricted Stock shall be evidenced by Award Agreements, the terms and provisions of which may differ, as determined in the discretion of the Committee. The grant of Restricted Stock shall occur on the date the Committee by resolution selects a Participant to receive a grant of Restricted Stock, determines the number of shares of Common Stock to be subject to such Restricted Stock to be granted to such Participant and specifies the terms and provisions of the Restricted Stock; provided that the 30-day period to make an election under Section 83(b) of the Code shall not begin until the "transfer" (as determined under Section 83 of the Code and the Treasury Regulations thereunder) of the Restricted Stock. The Company shall notify a Participant of any grant of Restricted Stock, and a written Award Agreement shall be duly executed and delivered by the Company and the Participant. Such agreement or agreements shall become effective upon execution by the Company and the Participant.

     (c) Share Certificates. Shares of Restricted Stock shall be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of one or more stock certificates. Any certificate issued in respect of shares of Restricted Stock shall be registered in the name of such Participant and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Award, substantially in the following form:

     "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the W-H Energy Services, Inc. 2006 Stock Awards Plan and a related Award Agreement. Copies of such Plan and Award Agreement are on file at the offices of W-H Energy Services, Inc., 10370 Richmond Avenue, Suite 990, Houston, Texas 77042."

     The Committee may require that the certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed and that, as a condition of any Award of Restricted Stock, the Participant shall have delivered a stock power, endorsed in blank, relating to the Common Stock covered by such Award.

     (d) Terms and Conditions. Shares of Restricted Stock shall be subject to the following terms and conditions:

          (i) Performance Goals and Vesting. The Committee may, prior to or at the time of grant, designate an Award of Restricted Stock as a Qualified Performance-Based Award, in which event it shall condition the grant or vesting, as applicable, of such Restricted Stock upon the attainment of Performance Goals. The grant or vesting of an Award of Restricted Stock not designated by the Committee as a Qualified Performance-Based Award may also be conditioned upon the attainment of Performance Goals.

     Regardless of whether an Award of Restricted Stock is a Qualified Performance-Based Award, the Committee may condition the grant or vesting thereof upon the continued employment or service of the Participant. The conditions for grant or vesting and the other provisions of Restricted Stock Awards (including without limitation any applicable Performance Goals) need not be the same with respect to each Participant. The Committee may at any time, in its sole discretion, accelerate or waive, in whole or in part, any of the foregoing restrictions; provided, however, that in the case of Restricted Stock that is a Qualified Performance-Based Award, the applicable Performance Goals must have been satisfied.

          (ii) Nontransferability. Subject to the provisions of this Plan and the applicable Award Agreement, during the period, if any, set by the Committee, commencing with the date of such Award for which a Participant's continued service is required (for purposes of this Section 7, the "Restriction Period"), and until the later of (A) the expiration of the Restriction Period and (B) the date the applicable Performance Goals (if any) are satisfied, such Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber shares of Restricted Stock.

          (iii) Restricted Stock Rights. Except as provided in this Plan and the applicable Award Agreement, a Participant shall have, with respect to the shares of Restricted Stock awarded to such Participant, all of the rights of a shareholder of the Company holding the class or series of Common Stock that is the subject of the Restricted Stock, including, if applicable, the right to vote the shares and the right to receive any dividends. Unless otherwise provided in an Award Agreement, cash dividends payable with respect to Restricted Stock will be paid to such Participant in cash on the day on which the corresponding dividend on shares of Common Stock is paid to shareholders, or as soon as administratively practicable thereafter, but in no event later than the fifteenth (15th) day of the third calendar month following the day on which the corresponding dividend on shares of Common Stock is paid to shareholders. The Committee may provide in an Award Agreement that payment of dividends with respect to Restricted Stock shall be subject to the attainment of one or more Performance Goals.

          (iv) Termination. Except to the extent otherwise provided in this Plan and the applicable Award Agreement, upon a Participant's Termination of Employment for any reason during the Restriction Period or prior to the satisfaction of any applicable Performance Goals, all shares still subject to restriction shall be forfeited by the Participant; provided, however, that the Committee shall have the discretion to waive, in whole or in part, any or all remaining restrictions (other than, in the case of a Qualified Performance-Based Award of Restricted Stock granted to a Covered Employee, satisfaction of the applicable Performance Goals unless the Participant's employment is terminated by reason of death or Disability or by the Company without Cause or by the Participant for Good Reason).

          (v) Acceleration. The Committee at any time may accelerate the time or conditions under which the forfeiture restrictions in an Award Agreement related to the Restricted Stock lapse; provided, however, that except in the event of a Change in Control, the Committee may not take such action with respect to a Qualified Performance-Based Award of Restricted Stock granted to a Covered Employee, unless the Performance Goals with respect to such Restricted Stock have been attained. With respect to a Qualified Performance-Based Award of Restricted Stock granted to a Covered Employee, if the lapse of the forfeiture restrictions imposed upon such Restricted Stock, or the payment of dividends with respect to Restricted Stock, is conditioned in whole or in part upon the attainment of Performance Goals, such forfeiture restrictions shall not lapse and such dividends shall not be paid unless and until the Committee certifies in writing that such Performance Goals and any other conditions on the lapse of forfeiture restrictions or payment of dividends have been satisfied. Notwithstanding anything in this Section 7 to the contrary, any or all remaining restrictions with respect to Restricted Stock shall be waived to the extent required by a Participant's Individual Agreement; provided, however, that, in the case of a Qualified Performance-Based Award of Restricted Stock granted to a Covered Employee, satisfaction of the applicable Performance Goals may not be waived pursuant to the Participant's Individual Agreement unless such Individual Agreement provides for such acceleration upon a change of control, death, Disability or the termination of a Participant's employment by the Company without Cause or by the Participant for Good Reason.

          (vi) Issuance of Certificates. If and when any applicable Performance Goals are satisfied and the Restriction Period expires without a prior forfeiture of the Restricted Stock, unlegended certificates for such shares shall be delivered to the Participant upon surrender of the legended certificates.

SECTION 8. Restricted Stock Units

     (a) Grant. Restricted Stock Units may be granted to any Eligible Individual either alone or in addition to other Awards granted under this Plan. The Committee shall determine the Participants to whom and the time or times at which grants of Restricted Stock Units will be awarded, subject to Section 3, the number of shares to be awarded to any Participant, the conditions for vesting, the time or times within which such Awards may be subject to forfeiture and any other terms and conditions of the Awards, in addition to those contained in Section 8(c). Each Restricted Stock Unit shall correspond to one share of Common Stock and shall represent the right to receive shares of Common Stock, cash or both (as determined by the Committee) upon satisfaction of such conditions as may be set forth in the applicable Award Agreement.

     (b) Award Agreements. Restricted Stock Units shall be evidenced by Award Agreements, the terms and provisions of which may differ, as determined in the discretion of the Committee. The grant of a Restricted Stock Unit shall occur on the date the Committee by resolution selects a Participant to receive a grant of a Restricted Stock Unit, determines the number of shares of Common Stock to be subject to such Restricted Stock Unit to be granted to such Participant and specifies the terms and provisions of the Restricted Stock Unit. The Company shall notify a Participant of any grant of a Restricted Stock Unit, and a written Award Agreement shall be duly executed and delivered by the Company and the Participant. Such agreement or agreements shall become effective upon execution by the Company and the Participant.

     (c) Terms and Conditions. Restricted Stock Units shall be subject to the following terms and conditions:

          (i) Performance Goals and Vesting. The Committee may, prior to or at the time of grant, designate an Award of Restricted Stock Units as a Qualified Performance-Based Award, in which event it shall condition the grant or vesting, as applicable, of such Restricted Stock Units upon the attainment of Performance Goals. The grant or vesting of an Award of Restricted Stock Units not designated by the Committee as a Qualified Performance-Based Award may also be conditioned upon the attainment of Performance Goals. Regardless of whether an Award of Restricted Stock Units is a Qualified Performance-Based Award, the Committee may condition the grant or vesting thereof upon the continued service of the Participant. The conditions for grant or vesting and the other provisions of Restricted Stock Unit Awards (including without limitation any applicable Performance Goals) need not be the same with respect to each Participant. The Committee may at any time, in its sole discretion, accelerate or waive, in whole or in part, any of the foregoing restrictions; provided, however, that in the case of a Restricted Stock Unit that is a Qualified Performance-Based Award, the applicable Performance Goals must have been satisfied.

          (ii) Settlement. Subject to the provisions of the Award Agreement, upon the lapse of the forfeiture restrictions in the Award Agreement with respect to a Restricted Stock Unit, the Participant will be entitled to receive, without any payment to the Company (other than any required tax withholding amounts), an amount (the "RSU Value") equal to the product of
     (i) the number of Restricted Stock Units with respect to which the forfeiture restrictions in the Award Agreement have lapsed, multiplied by
     (ii) the Fair Market Value on the date of such lapse of one share of Common Stock.

          Payment of the RSU Value to the Participant shall be made in (i) shares of Common Stock, valued at the Fair Market Value on the date the forfeiture restrictions in the Award Agreement lapse, (ii) cash or (iii) a combination thereof as provided in the Award Agreement. The payment of the RSU Value shall be made as soon as administratively feasible following the lapse of the forfeiture restrictions in the Award Agreement, but in no event later than March 15th of the calendar year immediately following the calendar year in which the forfeiture restrictions in the Award Agreement lapse.

          (iii) Nontransferability. Subject to the provisions of this Plan and the Award Agreement, during the period, if any, set by the Committee, commencing with the date of such Award for which a Participant's continued service is required (for purposes of this Section 8, the "Restriction Period"), and until the later of (A) the expiration of the Restriction Period and (B) the date the applicable Performance Goals (if any) are satisfied, such Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber Restricted Stock Units.

          (iv) Dividend Equivalents. The Committee may provide in an Award Agreement that the Participant shall be entitled to receive dividend equivalents. Unless otherwise provided in the Award Agreement, such dividend equivalents will be paid to the Participant in cash on the day on which the corresponding dividend on shares of Common Stock is distributed to shareholders, or as soon as administratively practicable thereafter, but in no event later than the fifteenth (15th) day of the third calendar month following the day on which the corresponding dividend on shares of Common Stock is paid to shareholders. The Committee may provide in an Award Agreement that payment of dividend equivalents with respect to Restricted Stock Units shall be subject to the attainment of one or more Performance Goals established by the Committee.

          (v) Termination. Except to the extent otherwise provided in this Plan and the applicable Award Agreement, upon a Participant's Termination of Employment for any reason during the Restriction Period or prior to the satisfaction of any applicable Performance Goals, all Restricted Stock Units still subject to restriction shall be forfeited by the Participant; provided, however, that the Committee shall have the discretion to waive, in whole or in part, any or all remaining restrictions (other than, in the case of Qualified Performance-Based Awards of Restricted Stock Units granted to a Covered Employee, satisfaction of the applicable Performance Goals unless the Participant's employment is terminated by reason of death or Disability or by the Company without Cause or by the Participant for Good Reason).

          (vi) Acceleration. The Committee at any time may accelerate the time or conditions under which the forfeiture restrictions in an Award Agreement related to Restricted Stock Units lapse; provided, however, that except in the event of a Change in Control, the Committee may not take such action with respect to a Qualified Performance-Based Award of Restricted Stock Units granted to a Covered Employee unless the Performance Goals with respect to such Restricted Stock Units have been attained. With respect to a Qualified Performance-Based Award of Restricted Stock Units granted to a Covered Employee, if the lapse of the forfeiture restrictions imposed upon such Restricted Stock Units, or the payment of dividend equivalents with respect to Restricted Stock Units, is conditioned in whole or in part upon the attainment of Performance Goals, such forfeiture restrictions shall not lapse and such dividend equivalents shall not be paid unless and until the Committee certifies in writing that such performance goals and any other conditions on the lapse of forfeiture restrictions or payment of dividend equivalents have been satisfied. Notwithstanding anything in this Section 8 to the contrary, any or all remaining restrictions with respect to Restricted Stock Units shall be waived to the extent required by a Participant's Individual Agreement; provided, however, that, in the case of a Qualified Performance-Based Award of Restricted Stock Units granted to a Covered Employee, satisfaction of the applicable Performance Goals may not be waived pursuant to the Participant's Individual Agreement unless such Individual Agreement provides for such acceleration upon a change of control, death, Disability or the termination of a Participant's employment by the Company without Cause or by the Participant for Good Reason.

          (vii) No Rights as Shareholder. Except as provided in the applicable Award Agreement, a Participant shall have with respect to such Restricted Stock Units none of the rights of a holder of Common Stock unless and until shares of Common Stock are actually delivered in satisfaction of such Restricted Stock Units.

SECTION 9. Performance Units

     (a) Grant. Performance Units may be granted to any Eligible Individual either alone or in addition to other Awards granted under this Plan. The Committee shall determine the Participants to whom and the time or times at which Performance Units shall be awarded, subject to Section 3, the number of Performance Units to be awarded to any Participant, the duration of the Award Cycle and any other terms and conditions of the Award, in addition to those contained in Section 9(c).

     (b) Award Agreements. Performance Units shall be evidenced by Award Agreements, the terms and provisions of which may differ, as determined in the discretion of the Committee. The grant of a Performance Unit shall occur on the date the Committee by resolution selects a Participant to receive a grant of a Performance Unit, determines the number of shares of Common Stock to be subject to such Performance Unit to be granted to such Participant and specifies the terms and provisions of the Performance Unit. The Company shall notify a Participant of any grant of a Performance Unit, and a written Award Agreement shall be duly executed and delivered by the Company and the Participant. Such agreement or agreements shall become effective upon execution by the Company and the Participant.

     (c) Terms and Conditions. Performance Unit Awards shall be subject to the following terms and conditions:

          (i) Performance Goals and Vesting. The Committee may, prior to or at the time of the grant, designate Performance Units as a Qualified Performance-Based Award, in which event it shall condition the settlement thereof upon the attainment of Performance Goals. The settlement of an Award of Performance Units not designated by the Committee as a Qualified Performance-Based Award, may also be conditioned upon the attainment of Performance Goals. Regardless of whether Performance Units are Qualified Performance-Based Awards, the Committee may condition the settlement thereof upon the continued service of the Participant. The provisions of such Awards (including without limitation any applicable Performance Goals) need not be the same with respect to each Participant.

          (ii) Settlement. At the expiration of the Award Cycle for an Award of Performance Units, the Committee shall evaluate the Company's performance in light of any Performance Goals for such Award, and shall determine the number of Performance Units granted to the Participant which have been earned, and the Committee shall then cause to be delivered (A) a number of shares of Common Stock equal to the number of Performance Units determined by the Committee to have been earned or (B) cash equal to the Fair Market Value on such expiration date of such number of shares of Common Stock to the Participant, as the Committee shall elect. The payment with respect to the Performance Units shall be made as soon as administratively feasible following the time that such Performance Units become vested, but in no event later than March 15th of the calendar year immediately following the calendar year in which the such Performance Units become vested.

          (iii) Nontransferability. Subject to the provisions of this Plan and the Award Agreement, Performance Units may not be sold, assigned, transferred, pledged or otherwise encumbered during the Award Cycle.

          (iv) Termination. Except to the extent otherwise provided in this Plan and the applicable Award Agreement, upon a Participant's Termination of Employment for any reason during the Award Cycle or prior to the satisfaction of any applicable Performance Goals, all rights to receive cash or Common Stock in settlement of the Performance Units shall be forfeited by the Participant; provided, however, that the Committee shall have the discretion to waive, in whole or in part, any or all remaining payment limitations (other than, in the case of Qualified Performance-Based Awards of Performance Units granted to a Covered Employee, satisfaction of the applicable Performance Goals unless the Participant's employment is terminated by reason of death or Disability or by the Company without Cause or by the Participant for Good Reason).

          (v) Acceleration. Notwithstanding anything in this Section 9 to the contrary, any or all remaining payment limitations with respect to Performance Units shall be waived to the extent required by a Participant's Individual Agreement; provided, however, that, in the case of a Qualified Performance-Based Award of Performance Units granted to a Covered Employee, satisfaction of the applicable Performance Goals may not be waived pursuant to the Participant's Individual Agreement unless such Individual Agreement provides for such acceleration upon a change of control, death, Disability or the termination of a Participant's employment by the Company without Cause or by the Participant for Good Reason.

SECTION 10. Other Stock-Based Awards

     Other Awards of Common Stock and other Awards that are valued in whole or in part by reference to, or are otherwise based upon, Common Stock, including (without limitation) dividend equivalents and convertible debentures, may be granted either alone or in conjunction with other Awards granted under this Plan.

SECTION 11. Change in Control Provisions

     (a) The Committee, in its discretion, may determine that upon the occurrence of a Change in Control, each Award, other than a Stock Option outstanding hereunder, shall terminate within a specified number of days after notice to the Participant, and such Participant shall receive, with respect to each share of Common Stock subject to such Award, cash in an amount equal to the excess, if any, of the Change in Control Price over the exercise price or Strike Price. Further, in the event of a Change in Control, the Committee, in its discretion, but only if a Participant's Award Agreement or Individual Agreement does not provide otherwise, shall act to effect one or more of the following alternatives with respect to outstanding Stock Options, which may vary among individual Participants and which may vary among Stock Options held by any individual Participant: (1) determine a limited period of time for the exercise of such Stock Options in a manner determined by the Committee (notwithstanding the provisions set forth in Section 5 with respect to the exercise of such Stock Options) on or before a specified date (before or after such Change in Control) after which specified date all unexercised Stock Options and all rights of Participants thereunder shall terminate, (2) require the mandatory surrender to the Company by selected Participants of some or all of the outstanding Stock Options held by such Participants (irrespective of whether such Stock Options are then exercisable under the provisions of this Plan) as of a date (before or after such Change in Control) specified by the Committee, in which event the Committee shall thereupon cancel such Stock Options and the Company shall pay to each Participant an amount of cash and other consideration, as determined by the Committee in its sole discretion, where the total cash and other consideration paid or delivered per share is equal to the excess, if any, of the Change in Control Price of the shares subject to such Stock Option over the Option Price(s) under such Stock Options for such shares, (3) make such adjustments to Stock Options then outstanding as the Committee deems appropriate to reflect such Change in Control (provided, however, that the Committee may determine in its sole discretion that no adjustment is necessary to Stock Options then outstanding) or (4) provide that thereafter, upon any exercise of a Stock Option theretofore granted, the Participant shall be entitled to purchase under such Stock Option, in lieu of the number of shares of Common Stock then covered by such Stock Option, the number and class of shares of stock or other securities or property (including, without limitation, cash) to which the Participant would have been entitled pursuant to the terms of the agreement of merger, consolidation or sale of assets or other agreement governing such transaction if, immediately prior to such merger, consolidation or sale of assets or other transaction, the Participant had been the holder of record of the number of shares of Common Stock then covered by such Stock Option. The provisions contained in this paragraph shall be inapplicable to an Award granted within six
(6) months before the occurrence of a Change in Control, but only if (i) the Participant of such Award is subject to the reporting requirements of Section 16(a) of the Exchange Act and (ii) such provisions (even after preapproval by the Compensation Committee or the Board pursuant to Rule 16b-3) would create a matching transaction under Section 16(b) of the Exchange Act with respect to such Participant. The provisions contained in this paragraph shall not alter any rights or terminate any rights of the Participant to further payments pursuant to any other agreement with the Company following a Change in Control.


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

     (b) For purposes of this Plan, a "Change in Control" shall mean the happening of any of the following events: (i) a merger of the Company with another entity, a consolidation involving the Company, or the sale of all or substantially all of the assets of the Company to another entity if, in any such case, (A) the holders of equity securities of the Company immediately prior to such transaction or event do not beneficially own immediately after such transaction or event equity securities of the resulting entity entitled to 60% or more of the votes then eligible to be cast in the election of directors generally (or comparable governing body) of the resulting entity in substantially the same proportions that they owned the equity securities of the Company immediately prior to such transaction or event or (B) the persons who were members of the Board immediately prior to such transaction or event shall not constitute at least a majority of the board of directors of the resulting entity immediately after such transaction or event, (ii) the dissolution or liquidation of the Company, (iii) when any person or entity, including a "group" as contemplated by Section 13(d)(3) of the Exchange Act, as amended, acquires or gains ownership or control (including, without limitation, power to vote) of more than 50% of the combined voting power of the outstanding securities of, (A) if the Company has not engaged in a merger or consolidation, the Company, or (B) if the Company has engaged in a merger or consolidation, the resulting entity, or (iv) as a result of or in connection with a contested election of directors, the persons who were members of the Board immediately before such election shall cease to constitute a majority of the Board. For purposes of the preceding sentence, (1) "resulting entity" in the context of a transaction or event that is a merger, consolidation or sale of all or substantially all assets shall mean the surviving entity (or acquiring entity in the case of an asset sale) unless the surviving entity (or acquiring entity in the case of an asset sale) is a subsidiary of another entity and the holders of common stock of the Company receive capital stock of such other entity in such transaction or event, in which event the resulting entity shall be such other entity, and (2) subsequent to the consummation of a merger or consolidation that does not constitute a Change in Control, the term "the Company" shall refer to the resulting entity and the term "Board" shall refer to the board of directors (or comparable governing body) of the resulting entity. Notwithstanding anything to the contrary, only to the extent that an Award is subject to Section 409A of the Code, a "Change in Control" shall only occur to the extent that the definition of "Change in Control" set forth above may be interpreted to be consistent with
Section 409A(a)(2)(A)(v) of the Code and the applicable Internal Revenue Service and Treasury Department regulations thereunder.

     (c) For purposes of this Plan, "Change in Control Price" means the (i) the per share price offered to shareholders of the Company in any such merger, consolidation, sale of assets or dissolution transaction, (ii) the price per share offered to shareholders of the Company in any tender offer or exchange offer whereby a Change in Control takes place or (iii) if such Change in Control occurs other than pursuant to a tender or exchange offer, the fair market value per share of the shares into which such Stock Options being surrendered are exercisable, as determined by the Committee as of the date determined by the Committee to be the date of cancellation and surrender of such Stock Options. To the extent that the consideration paid in any such transaction described above consists all or in part of securities or other noncash consideration, the value of such securities or other noncash consideration shall be determined in the sole discretion of the Board.

SECTION 12. Forfeiture of Awards

     Notwithstanding anything in this Plan to the contrary, the Committee shall have the authority under this Plan to provide in any Award Agreement that in the event of serious misconduct by a Participant (including, without limitation, any misconduct prejudicial to or in conflict with the Company or its Subsidiaries or Affiliates, or any Termination of Employment for Cause), or any activity of a Participant in competition with the business of the Company or any Subsidiary or Affiliate, any outstanding Award granted to such Participant shall be cancelled, in whole or in part, whether or not vested or deferred. The determination of whether a Participant has engaged in a serious breach of conduct or any activity in competition with the business of the Company or any Subsidiary or Affiliate shall be determined by the Committee in good faith and in its sole discretion. This Section 12 shall have no application following a Change in Control with respect to Awards that are outstanding immediately prior to a Change in Control.

SECTION 13. Term, Amendment and Termination

     This Plan will commence on the Effective Date and terminate on the tenth anniversary of the Effective Date. No Awards outstanding as of the date of termination this Plan shall be affected or impaired by the termination hereof.

     The Board may amend, alter, or discontinue this Plan, but no amendment, alteration or discontinuation shall be made which would impair the rights of a Participant under any Award theretofore granted without the Participant's consent, except such an amendment made to comply with applicable law (including
Section 409A of the Code), stock exchange rules or accounting rules. In addition, no such amendment shall be made without the approval of the Company's shareholders to the extent such approval is required by applicable law or stock exchange rules or to comply with Section 162(m) of the Code.


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

     The Committee may amend the terms of any Stock Option or other Award theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any holder without the holder's consent except such an amendment made to cause this Plan or Award to comply with applicable law (including Section 409A of the Code), stock exchange rules or accounting rules.

     Subject to the above provisions, the Board shall have authority to amend this Plan to take into account changes in law and tax and accounting rules as well as other developments, and to grant Awards which qualify for beneficial treatment under such rules without shareholder approval.

SECTION 14. Unfunded Status of Plan

     It is presently intended that this Plan constitute an "unfunded" plan for incentive and deferred compensation. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under this Plan to deliver Common Stock or make payments; provided, however, that unless the Committee otherwise determines, the existence of such trusts or other arrangements is consistent with the "unfunded" status of this Plan.

SECTION 15. General Provisions

     (a) Representation. The Committee may require each person purchasing or receiving shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to the distribution thereof. The certificates for such shares may include any legend the Committee deems appropriate to reflect any restrictions on transfer. Notwithstanding any other provision of this Plan or agreements made pursuant thereto, the Company shall not be required to issue or deliver any certificate or certificates for shares of Common Stock under this Plan prior to fulfillment of all of the following conditions:

          (i) Listing or approval for listing upon notice of issuance, of such shares on the NYSE, or such other securities exchange as may at the time be the principal market for the Common Stock;

          (ii) Any registration or other qualification of such shares of the Company under any state or federal law or regulation, or the maintaining in effect of any such registration or other qualification which the Committee shall, in its absolute discretion upon the advice of counsel, deem necessary or advisable; and

          (iii) Obtaining any other consent, approval or permit from any state or federal governmental agency which the Committee shall, in its absolute discretion after receiving the advice of counsel, determine to be necessary or advisable.

     (b) No Limit of Other Arrangements. Nothing contained in this Plan shall prevent the Company or any Subsidiary or Affiliate from adopting other or additional compensation arrangements for its employees.

     (c) No Contract of Employment. Neither this Plan nor any Award shall constitute a contract of employment. Neither the adoption of this Plan nor the grant of an Award shall confer upon any employee any right to continued employment, nor shall either interfere in any way with the right of the Company or any Subsidiary or Affiliate to terminate the employment of any employee at any time.

     (d) Tax Withholding. No later than the date as of which an amount first becomes includible in the gross income of a Participant for federal income tax purposes with respect to any Award under this Plan, such Participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. The Company, in its sole discretion, may permit withholding obligations to be settled with Common Stock, including Common Stock that is part of the Award that gives rise to the withholding requirement; provided, however, that not more than the legally required minimum withholding may be settled with Common Stock. The obligations of the Company under this Plan shall be conditional on such payment or arrangements, and the Company and its Subsidiaries and Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participant. The Committee may establish such procedures as it deems appropriate, including making irrevocable elections, for the settlement of withholding obligations with Common Stock.

     (e) Dividends. Reinvestment of dividends in additional Restricted Stock at the time of any dividend payment shall only be permissible if approved by the Committee and if sufficient shares of Common Stock are available under Section 3 for such reinvestment (taking into account then outstanding Stock Options and other Awards).


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

     (f) Death Beneficiary. The Committee shall establish such procedures as it deems appropriate for a Participant to designate a beneficiary to whom any amounts payable in the event of the Participant's death are to be paid or by whom any rights of the Participant, after the Participant's death, may be exercised.

     (g) Subsidiary Employees. In the case of a grant of an Award to any employee of a Subsidiary of the Company, the Company may, in the Committee's sole discretion, issue or transfer the shares of Common Stock, if any, covered by such Award to the Participant directly or to the Subsidiary, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Subsidiary will transfer the shares of Common Stock to the employee in accordance with the terms of such Award specified by the Committee pursuant to the provisions of this Plan. All shares of Common Stock underlying Awards that are forfeited or canceled shall revert to the Company.

     (h) Governing Law. This Plan, each Award Agreement and all Awards made and actions taken hereunder and thereunder shall be governed by and construed in accordance with the laws of the State of Texas, without reference to principles of conflict of laws.

     (i) Nontransferability. Except as otherwise provided in this Plan or by the Committee, Awards under this Plan are not transferable except by will or by laws of descent and distribution.

     (j) Code Section 409A. It is intended that any grant of an Award to which
Section 409A of the Code is applicable shall satisfy all of the requirements of such Code section to the extent necessary.

     (k) 1997 Plan. As of the Effective Date of this Plan, no further awards may be granted under the W-H Energy Services, Inc. 1997 Stock Option Plan, as amended, ("1997 Plan"), but all outstanding awards under the 1997 Plan shall remain in effect in accordance with the terms of the 1997 Plan and the respective award agreements.

SECTION 16. Effective Date of Plan

     This Plan shall be effective automatically on the date (the "Effective Date") that the later of the following occurs: (i) adoption and approval of this Plan by the Board and (ii) approval of this Plan by the shareholders of the Company in accordance with all applicable laws, regulations and stock exchange rules and listing standards.


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